FOR IMMEDIATE RELEASE
Date:  July 18, 2006
Contact:  Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683

COMMUNITY CONTINUES POSITIVE EARNINGS TREND

Harrisburg, PA- Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today reported second quarter net income of $10.5 million, including earnings per share of $0.44, and produced a dramatic improvement over the $(1.1) million loss recorded in the year-earlier period. Results in the second quarter of 2005 had been adversely affected by $8 million in pre-tax merger, conversion, and restructuring expenses that were recorded leading up to the consummation of the Blue Ball Bank merger on July 1 of that year.

Community’s operating footprint, which now boasts assets of $3.4 billion and 73 banking offices, extends throughout the center of Pennsylvania from the Pocono region to just over the Maryland border. Blue Ball operates as a separate division in the attractive Lancaster, Berks and Chester county markets of south-central Pennsylvania. Community Banks, Inc. is the 8th largest financial services holding company headquartered in Pennsylvania and the largest financial institution headquartered in its capital city of Harrisburg.

Quarter-to-quarter net income comparisons of 2006 to 2005 continued to be distorted by the mid-year 2005 merger of Blue Ball Bank. That merger was the largest and most significant in the history of the Community franchise. Under accounting rules, Blue Ball results were consolidated only from the July 1, 2005 merger date forward, and were excluded entirely from results for the first half of 2005, making comparison of 2006 results to those in 2005 far less meaningful. More relevant quarterly comparisons can be derived by using the combined results from the first quarter of 2006 as a baseline, and presenting annualized growth trends from that point forward.

The twelve months ended June 30, 2006 marked the completion of the first full year of blended operations since the combination of Blue Ball into the new Community franchise. In this most recent quarter, earnings improvements were constrained slightly by a series of interest rate hikes by the Federal Reserve Bank that has restricted revenue growth from traditional spread business. These rate hikes have contributed to a “flattening” of the yield curve and a compression in net interest margins and net interest income growth, the two key metrics for revenue expansion. These interest rate increases have presented earnings challenges throughout the banking industry as rising deposit funding costs have outpaced the improvement from increasing earning asset yields.

“The entire banking industry is feeling a temporary revenue pinch that is a natural outgrowth of a flat yield curve,” said Eddie L. Dunklebarger, President and CEO. “We intend to stay the course and continue to perform all of the basic blocking-and-tackling until interest rate conditions improve. In the meantime, we remain excited by the opportunities provided by our expanding franchise, the stability and vitality of our core markets, and the tireless efforts of our dedicated employees,” he added.

Despite the ongoing revenue challenges, results for the first half of 2006 reflected records for both net income and earnings per share performance, at $21.1 million and $0.88 per share, respectively. These results translated into an operating return on average tangible assets of 1.42% and an operating return on average tangible equity of 20.35%. Because the merger with Blue Ball was accounted for under the purchase accounting method (now required under authoritative accounting guidance), many of the traditional metrics used to evaluate performance in a post-merger environment have undergone change. Operating return on tangible assets and tangible equity have become relevant measures of shareholder return for companies that have experienced substantial merger activity in periods after the mandatory application of purchase accounting. Community has provided an extensive reconcilement of “GAAP” to “non-GAAP” presentations to this release to assist investors in their understanding of the effect of acquisition activity on reported results. Such information is not presented as a substitute for traditional GAAP measurements, but is provided as a supplemental enhancement to improve comparability and investor understanding.

While quarterly revenue expansion from loan and deposit activity was constrained slightly, most other operating metrics in the second quarter and in the first six months of 2006 continued to demonstrate the success of Community’s merger implementation. Asset quality metrics continue to reflect historically low levels of non-performing assets. Non-interest revenues jumped 17% (annualized) as compared to the levels recorded in the first quarter of 2006, largely due to the continuing integration of non-interest products from the traditional Community and Blue Ball franchises. Operating expenses remained almost constant with the first quarter of 2006, while the efficiency ratio increased slightly to 56.18% and remained well within Community’s desired operating range.

Community experienced comparatively slower loan growth during the second quarter than in recent quarters, as average loans grew only 4% from the first quarter (annualized). At the same time, deposits rose at a more robust annualized pace of 14% over the same period. While the modest loan growth reflected the expected impact of rising rates on loan demand, a more significant component was related to competitive pricing pressures. Community has been reluctant to extend credit maturities without a rate premium that is commensurate with the incremental interest rate risk associated with maturity extension. Adherence to a strict pricing discipline has been critical in this rate environment and helped to produce a net interest margin of 3.94%, only slightly less than the 3.98% recorded in the first quarter. Throughout the first half of 2006, funding costs have risen as Community has reduced its reliance on more volatile wholesale funding sources in favor of increased deposit balances. Unfortunately, competitive pressures have also adversely impacted the cost of retail deposits as consumers seek higher returns in a rising rate environment.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Consolidated summary of operations:
Interest income	$48,938	$27,390	$95,827	$53,573
Interest expense	21,931	12,481	41,956	23,974
Net interest income	27,007	14,909	53,871	29,599
Provision for loan losses	650	750	1,150	1,300
Net interest income after provision for loan losses	26,357	14,159	52,721	28,299

Non-interest income:
Investment management and trust services	1,088	531	2,101	945
Service charges on deposit accounts	2,855	2,028	5,386	3,821
Other service charges, commissions, and fees	1,903	934	3,603	1,944
Investment security gains	6	167	289	218
Insurance premium income and commissions	1,117	880	2,045	1,782
Mortgage banking activities	580	548	1,048	1,063
Earnings on investment in life insurance	675	355	1,331	754
Other	319	155	1,124	281
Total non-interest income	8,543	5,598	16,927	10,808

Non-interest expenses:
Salaries and employee benefits	11,251	7,436	22,669	14,729
Net occupancy	3,386	2,199	6,898	4,424
Merger, conversion and restructuring expenses	---	7,957	---	7,957
Marketing expense	265	466	840	911
Telecommunications expense	566	257	1,117	561
Amortization of intangibles	702	43	1,356	87
Other	4,528	2,788	8,351	5,136
Total non-interest expenses	20,698	21,146	41,231	33,805
Income before income taxes	14,202	(1,389)	28,417	5,302
Income taxes	3,698	(250)	7,344	954

Net income	$10,504	$(1,139)	$21,073	$4,348

Net loan charge-offs	$172	$121	$327	$338
Net interest margin (FTE)	3.94%	3.46%	3.96%	3.51%
Efficiency ratio (2)	56.18%	58.42%	56.07%	58.69%
Return on average assets	1.24%	(0.22)%	1.25%	0.44%
Return on average stockholders’ equity	8.95%	(2.97)%	8.95%	5.73%
Net operating (tangible) income (3)	$10,960	$4,068	$21,954	$9,591
Operating return on average tangible assets (3)(4)	1.40%	0.80%	1.42%	0.97%
Operating return on average tangible equity (3)(4)	20.59%	10.96%	20.35%	13.07%

Consolidated per share data:

Basic earnings per share	$0.44	$(0.09)	$0.88	$0.34

Diluted earnings per share	$0.44	$(0.09)	$0.88	$0.33

Book value at end of period	$19.86	$11.82	$19.86	$11.82

Tangible book value at end of period (4)	$8.91	$11.43	$8.91	$11.43

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

Consolidated balance sheet data:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Average total loans	$2,312,900	$1,265,479	$2,301,503	$1,248,451
Average earning assets	2,944,353	1,928,834	2,941,569	1,899,498
Average assets	3,391,908	2,041,618	3,387,583	2,007,704
Average tangible assets (4)	3,132,905	2,036,630	3,128,736	2,002,695
Average deposits	2,381,141	1,382,503	2,341,738	1,351,503
Average stockholders’ equity	470,695	153,894	474,580	152,996
Average tangible equity (4)	213,528	148,906	217,518	147,987
Average diluted shares outstanding	23,858,000	13,240,000	24,028,000	13,216,000

				6/30/2006
				vs.
	June 30,	December 31,	June 30,	6/30/2005
	2006	2005	2005	% Change

Assets	$3,385,599	$3,332,430	$1,982,732	71%
Total loans	2,344,677	2,234,497	1,284,688	83%
Deposits	2,406,551	2,294,367	1,382,866	74%
Stockholders’ equity	465,760	476,673	153,582	203%
Diluted shares outstanding	23,658,000	24,360,000	13,255,000	79%

Non-accrual loans	$11,492	$9,060	$6,896	67%
Loans renegotiated with borrowers	108	---	---	---
Foreclosed real estate	108	1,447	2,444	(96)%
Total non-performing assets	11,708	10,507	9,340	25%
Accruing loans 90 days past due	621	22	---	---

Total risk elements	$12,329	$10,529	$9,340	32%

Allowance for loan losses	$23,788	$22,965	$15,383	55%

Asset quality ratios:

Allowance for loan losses to total loans	1.01%	1.03%	1.20%
Allowance for loan losses to non-accrual loans	207%	253%	223%
Non-accrual loans to total loans	0.49%	0.41%	0.54%
Non-performing assets to total assets	0.35%	0.32%	0.47%

(1) Per share data reflect stock splits and stock dividends.
(2) The efficiency ratio does not include net securities transactions.
(3) Net operating (tangible) income excludes amortization of core deposit and other intangible assets, net of applicable income tax effects. A reconciliation of net income and net operating (tangible) income appears on page 5.

(4) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 5.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Measures (1):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Income statement data:

Net income
Net income (loss)	$10,504	$(1,139)	$21,073	$4,348
Amortization of core deposit and other intangible assets (1)	456	35	881	71
Merger, conversion and restructuring expenses (1)	---	5,172	---	5,172
Net operating (tangible) income	$10,960	$4,068	$21,954	$9,591

Balance sheet data:

Average assets
Average assets	$3,391,908	$2,041,618	$3,387,583	$2,007,704
Goodwill	(245,749)	(3,570)	(245,265)	(3,570)
Core deposit and other intangible assets	(13,254)	(1,418)	(13,582)	(1,439)
Deferred taxes	---	---	---	---
Average tangible assets	$3,132,905	$2,036,630	$3,128,736	$2,002,695

Operating return on average tangible assets	1.40%	0.80%	1.42%	0.97%

Average equity
Average equity	$470,695	$153,894	$474,580	$152,996
Goodwill	(245,749)	(3,570)	(245,265)	(3,570)
Core deposit and other intangible assets	(13,254)	(1,418)	(13,582)	(1,439)
Deferred taxes	1,836	---	1,785	---
Average tangible equity	$213,528	$148,906	$217,518	$147,987

Operating return on average tangible equity	20.59%	10.96%	20.35%	13.07%

At end of quarter:
Total assets
Total assets	$3,385,599	$1,982,732	$3,385,599	$1,982,732
Goodwill	(245,056)	(3,570)	(245,056)	(3,570)
Core deposit and other intangible assets	(13,550)	(1,394)	(13,550)	(1,394)
Deferred taxes	---	---	---	---
Total tangible assets	$3,126,993	$1,977,768	$3,126,993	$1,977,768

Total equity
Total equity	$465,760	$153,582	$465,760	$153,582
Goodwill	(245,056)	(3,570)	(245,056)	(3,570)
Core deposit and other intangible assets	(13,550)	(1,394)	(13,550)	(1,394)
Deferred taxes	1,800	---	1,800	---
Total tangible equity	$208,954	$148,618	$208,954	$148,618

Tangible book value at end of period	$8.91	$11.43	$8.91	$11.43

(1) Net of related tax effect

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

KEY RATIOS (1)

	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Diluted earnings (loss) per share	$0.44	$0.44	$0.45	$0.42	$(0.09)	$1.35
Tangible operating earnings per share (2)	$0.46	$0.45	$0.47	$0.44	$0.31	$1.69
Return on average assets	1.24%	1.27%	1.31%	1.24%	(0.22)%	0.96%
Return on average equity	8.95%	8.96%	9.14%	8.52%	(2.97)%	8.04%
Operating return on average tangible assets (3)	1.40%	1.43%	1.50%	1.43%	0.80%	1.27%
Operating return on average tangible equity (3)	20.59%	20.12%	20.83%	19.14%	10.96%	17.09%

Net interest margin	3.94%	3.98%	3.96%	3.89%	3.46%	3.76%
Non-interest income/revenues (FTE excluding security gains)	22.76%	21.93%	21.34%	21.74%	24.60%	22.57%
Provision for loan losses/average loans (annualized)	0.11%	0.09%	0.11%	0.07%	0.24%	0.13%
Efficiency ratio (4)	56.18%	55.96%	55.56%	57.86%	58.42%	57.51%

Non-performing assets to period-end loans	0.50%	0.52%	0.47%	0.60%	0.73%
90 day past due loans to period-end loans	0.03%	0.00%	0.00%	0.00%	0.00%
Total risk elements to period-end loans	0.53%	0.52%	0.47%	0.60%	0.73%

Allowance for loan losses to loans	1.01%	1.02%	1.03%	1.05%	1.20%	1.03%
Allowance for loan losses to
non-accrual loans	207%	231%	253%	212%	223%	253%
Net charge-offs/average loans (annualized)	0.03%	0.03%	0.07%	0.01%	0.04%	0.05%

Equity to assets	13.76%	13.90%	14.30%	14.61%	7.75%	14.30%
Tangible equity to assets (3)	6.68%	6.93%	7.14%	7.41%	7.51%	7.14%

(1) Per share data reflect stock splits and stock dividends.
(2) Net tangible operating income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net tangible operating income appears on page 19.

(3) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 19.

(4) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

PER SHARE STATISTICS *

Diluted Earnings (Loss) per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Total
2006			$0.44	$0.44	$0.88
2005	$0.45	$0.42	$(0.09)	$0.42	$1.35
2004	$0.42	$0.43	$0.41	$0.39	$1.65

Average Diluted Shares Outstanding
(in thousands)	Fourth	Third	Second	First	Average for
	Quarter	Quarter	Quarter	Quarter	Year
2006			23,858	24,212	24,028
2005	24,421	24,750	13,240	13,192	18,975
2004	13,180	13,134	13,216	13,286	13,204

Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2006			$19.86	$19.96
2005	$19.81	$19.83	$11.82	$11.74
2004	$11.86	$11.68	$10.62	$11.68

Tangible Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2006			$8.91	$9.19
2005	$9.12	$9.26	$11.43	$11.35
2004	$11.46	$11.28	$10.23	$11.31

* Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

QUARTER END INFORMATION

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans, net	$2,320,889	$2,260,304	$2,211,532	$2,142,657	$1,269,305
Earning assets	2,922,356	2,960,648	2,869,978	2,842,809	1,863,027
Goodwill and other intangible assets	259,886	258,359	259,080	258,057	4,964
Total assets	3,385,599	3,421,562	3,332,430	3,291,232	1,982,732
Deposits	2,406,551	2,373,865	2,294,367	2,244,791	1,382,866
Long-term debt	363,816	443,275	430,719	457,728	356,210
Subordinated debt	51,548	51,548	30,928	30,928	30,928
Total shareholder's equity	465,760	475,587	476,673	480,960	153,582
Accumulated other comprehensive income (loss) (net of tax)	(10,107)	(4,368)	(3,779)	1,381	1,559

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Earning Assets:
Loans	$2,312,900	$2,289,871	$2,199,834	$2,138,081	$1,265,479
Federal funds sold and other	53,872	34,885	35,447	102,295	80,109
Taxable investment securities	357,029	380,908	395,480	406,654	368,637
Tax-exempt investment securities	220,552	232,983	234,776	226,125	214,609
Total earning assets	2,944,353	2,938,647	2,865,537	2,873,155	1,928,834

Cash and due from banks	59,461	59,253	65,271	59,404	36,964
Allowance for loan losses	(23,882)	(23,172)	(22,976)	(22,778)	(15,189)
Goodwill and other intangible assets	259,003	258,689	257,797	254,648	4,988
Premises, equipment and other assets	152,973	149,794	148,321	152,031	86,021
Total assets	$3,391,908	$3,383,211	$3,313,950	$3,316,460	$2,041,618

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$820,265	$826,742	$848,320	$850,801	$526,821
Time	981,371	900,698	869,096	865,136	537,585
Time deposits greater than $100,000	228,931	200,821	186,514	175,634	128,052
Short-term borrowings	57,903	68,524	72,606	56,948	36,687
Long-term debt	405,705	467,010	447,532	476,602	424,105
Subordinated debt	51,548	44,674	30,928	30,928	30,928
Total interest-bearing liabilities	2,545,723	2,508,469	2,454,996	2,456,049	1,684,178

Noninterest-bearing deposits	350,574	373,637	358,822	356,733	190,045
Other liabilities	24,916	22,598	24,618	22,493	13,501
Total liabilities	2,921,213	2,904,704	2,838,436	2,835,275	1,887,724
Stockholders' equity	470,695	478,507	475,514	481,185	153,894
Total liabilities and stockholders’ equity	$3,391,908	$3,383,211	$3,313,950	$3,316,460	$2,041,618

CHANGE IN AVERAGE BALANCES*

	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans	82.8%	86.0%	83.1%	81.9%	11.2%
Total assets	66.1%	70.6%	69.3%	69.4%	4.1%
Deposits	72.2%	73.5%	73.4%	71.2%	4.5%
Stockholders' equity	205.9%	206.0%	213.8%	239.3%	8.1%

* Compares the current quarter to the comparable quarter of the prior year

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual
Interest income	$48,938	$46,889	$45,242	$43,478	$27,390	$142,293
Tax equivalent adjustment	1,910	1,978	1,922	1,811	1,741	7,163

	50,848	48,867	47,164	45,289	29,131	149,456
Interest expense	21,931	20,025	18,593	17,081	12,481	59,648

Net interest income	28,917	28,842	28,571	28,208	16,650	89,808
Provision for loan losses	650	500	600	400	750	2,300

Net interest income after provision	28,267	28,342	27,971	27,808	15,900	87,508
Non-interest income	7,957	7,633	7,120	7,177	4,883	23,824
Investment security gains income	6	283	12	29	167	259
Mortgage banking activities income	580	468	631	660	548	2,354
Non-interest expenses	20,698	20,533	20,180	20,836	13,189	66,864
Merger, conversion and restructuring expenses	---	---	---	248	7,957	8,205

Income before income taxes	16,112	16,193	15,554	14,590	352	38,876
Income taxes	3,698	3,646	2,671	2,447	(250)	6,072
Tax equivalent adjustment	1,910	1,978	1,922	1,811	1,741	7,163

NET INCOME (LOSS)	$10,504	$10,569	$10,961	$10,332	$(1,139)	$25,641

Tax effect of security transactions	$2	$99	$4	$10	$58	$91

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

ANALYSIS OF NON-INTEREST INCOME

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Investment management and trust services	$1,088	$1,013	$951	$796	$531	$2,692
Service charges on deposit accounts	2,855	2,531	2,793	2,799	2,028	9,413
Other service charges, commissions and fees	1,903	1,700	1,689	1,819	934	5,452
Insurance premium income and commissions	1,117	928	743	825	880	3,350
Earnings on investment in life insurance	675	656	650	659	355	2,063
Other income	319	805	294	279	155	854

Total non-interest income	$7,957	$7,633	$7,120	$7,177	$4,883	$23,824

ANALYSIS OF NON-INTEREST EXPENSES

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Salaries and employee benefits	$11,251	$11,418	$10,461	$11,808	$7,436	$36,998
Net occupancy expense	3,386	3,512	3,567	3,364	2,199	11,355
Marketing expense	265	575	597	528	466	2,036
Telecommunications expense	566	551	489	309	257	1,359
Amortization of intangibles	702	654	696	641	43	1,424
Other operating expenses	4,528	3,823	4,370	4,186	2,788	13,692

Total non-interest expenses	$20,698	$20,533	$20,180	$20,836	$13,189	$66,864

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

RISK ELEMENTS ANALYSIS

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing assets:
Non-accrual loans	$11,492	$10,102	$9,060	$10,736	$6,896
Loans renegotiated with borrowers	108	110	---	---	---
Foreclosed real estate	108	1,728	1,447	2,273	2,444

Total non-performing assets	11,708	11,940	10,507	13,009	9,340
Accruing loans 90 days or more past due	621	29	22	7	---

Total risk elements	$12,329	$11,969	$10,529	$13,016	$9,340

Non-performing assets to period-end loans	0.50%	0.52%	0.47%	0.60%	0.73%

90 day past due loans to period-end loans	0.03%	0.00%	0.00%	0.00%	0.00%

Total risk elements to period-end loans	0.53%	0.52%	0.47%	0.60%	0.73%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$23,310	$22,965	$22,773	$15,383	$14,754
Loans charged off	(342)	(313)	(1,153)	(271)	(439)
Recoveries	170	158	745	193	318

Net loans charged off	(172)	(155)	(408)	(78)	(121)
Provision for loan losses	650	500	600	400	750

Allowance established for acquired credit risk	---	---	---	7,068	---

Balance at end of period	$23,788	$23,310	$22,965	$22,773	$15,383

Net loans charged-off to average loans*	0.03%	0.03%	0.07%	0.01%	0.04%

Provision for loan losses to average loans*	0.11%	0.09%	0.11%	0.07%	0.24%

Allowance for loan losses to loans	1.01%	1.02%	1.03%	1.05%	1.20%

*Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

OTHER RATIOS

	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Investment portfolio - fair value to amortized cost	97.88%	99.4%	99.6%	100.9%	101.1%
Dividend payout ratio	45.08%	43.0%	41.8%	42.7%	NR*
Net loans to deposits ratio, average	96.13%	98.3%	96.2%	94.1%	90.4%

MARKET PRICE AND DIVIDENDS DECLARED **

	Closing Bid Price Range		Dividends
Year / Quarter	High	Low	Declared

2006
First	$27.85	$25.67	$0.1905
Second	$27.39	$24.38	$0.2000
Third
Fourth
			$0.3905

2005
First	$27.15	$22.57	$0.1619
Second	$25.24	$21.94	$0.1810
Third	$27.48	$25.39	$0.1810
Fourth	$28.42	$23.90	$0.1905
			$0.7144

2004
First	$32.88	$27.06	$0.1542
Second	$30.08	$25.73	$0.1619
Third	$28.31	$24.14	$0.1619
Fourth	$29.97	$27.40	$0.1619
			$0.6399

* Not relevant
** Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

NET INTEREST MARGIN - YEAR-TO-DATE

(dollars in thousands)	June 30, 2006			June 30, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$44,431	$1,036	4.70%	$51,157	$734	2.89%
Investment securities	595,635	17,523	5.93%	598,051	16,589	5.59%
Loans - commercial	817,901	31,161	7.68%	429,149	13,444	6.32%
- commercial real estate	808,350	27,931	6.97%	366,943	11,481	6.31%
- residential real estate	151,960	4,569	6.06%	90,247	2,971	6.64%
- consumer	523,292	17,495	6.74%	363,951	11,784	6.53%
Total earning assets	$2,941,569	$99,715	6.84%	$1,899,498	$57,003	6.05%

Deposits - savings and NOW accounts	$823,485	$7,394	1.81%	$514,316	$3,033	1.19%
- time	1,156,211	21,811	3.80%	653,761	9,928	3.06%
Short-term borrowings	63,184	1,341	4.28%	33,958	357	2.12%
Long-term debt	436,188	9,675	4.47%	455,570	9,702	4.29%
Subordinated debt	48,130	1,735	7.27%	30,928	954	6.22%
Total interest-bearing liabilities	$2,527,198	$41,956	3.35%	$1,688,533	$23,974	2.86%

Interest income to earning assets			6.84%			6.05%
Interest expense to paying liabilities			3.35%			2.86%
Interest spread			3.49%			3.19%
Impact of noninterest funds			0.47%			0.32%
Net interest margin		$57,759	3.96%		$33,029	3.51%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	June 30, 2006			June 30, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$53,872	$643	4.79%	$78,196	$583	2.99%
Investment securities	577,581	8,622	5.99%	583,246	8,235	5.66%
Loans - commercial	827,586	16,016	7.76%	438,396	6,968	6.38%
- commercial real estate	817,099	14,326	7.03%	371,725	5,888	6.35%
- residential real estate	150,653	2,272	6.05%	89,164	1,470	6.61%
- consumer	517,562	8,969	6.95%	368,107	5,987	6.52%
Total earning assets	$2,944,353	$50,848	6.93%	$1,928,834	$29,131	6.06%

Deposits - savings and NOW accounts	$820,265	$3,893	1.90%	$526,821	$1,720	1.31%
- time	1,210,302	11,891	3.94%	665,637	5,181	3.12%
Short-term borrowings	57,903	645	4.47%	36,687	200	2.19%
Long-term debt	405,705	4,564	4.51%	424,105	4,885	4.62%
Subordinated debt	51,548	938	7.30%	30,928	495	6.42%
Total interest-bearing liabilities	$2,545,723	$21,931	3.46%	$1,684,178	$12,481	2.97%

Interest income to earning assets			6.93%			6.06%
Interest expense to paying liabilities			3.46%			2.97%
Interest spread			3.47%			3.09%
Impact of noninterest funds			0.47%			0.37%
Net interest margin		$28,917	3.94%		$16,650	3.46%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	June 30, 2006			March 31, 2006
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$53,872	$643	4.79%	$34,885	$393	4.57%
Investment securities	577,581	8,622	5.99%	613,891	8,901	5.88%
Loans - commercial	827,586	16,016	7.76%	808,108	15,145	7.60%
- commercial real estate	817,099	14,326	7.03%	799,505	13,605	6.90%
- residential real estate	150,653	2,272	6.05%	153,282	2,297	6.08%
- consumer	517,562	8,969	6.95%	528,976	8,526	6.54%
Total earning assets	$2,944,353	$50,848	6.93%	$2,938,647	$48,867	6.74%

Deposits - savings and NOW accounts	$820,265	$3,893	1.90%	$826,742	$3,501	1.72%
- time	1,210,302	11,891	3.94%	1,101,519	9,920	3.65%
Short-term borrowings	57,903	645	4.47%	68,524	696	4.12%
Long-term debt	405,705	4,564	4.51%	467,010	5,111	4.44%
Subordinated debt	51,548	938	7.30%	44,674	797	7.24%
Total interest-bearing liabilities	$2,545,723	$21,931	3.46%	$2,508,469	$20,025	3.24%

Interest income to earning assets			6.93%			6.74%
Interest expense to paying liabilities			3.46%			3.24%
Interest spread			3.47%			3.50%
Impact of noninterest funds			0.47%			0.48%
Net interest margin		$28,917	3.94%		$28,842	3.98%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Commercial:
Commercial	$763,637	$747,954	$723,248	$706,475	$392,101
Obligations of political subdivisions	76,408	75,449	59,698	53,881	54,241
Total commercial	840,045	823,403	782,946	760,356	446,342

Commercial real estate:
Commercial mortgages	$834,345	$805,120	$793,969	$737,432	$374,202

Residential real estate:
Residential mortgages	$144,590	$146,360	$149,525	$150,596	$81,115
Construction	5,770	5,136	4,532	26,437	5,846
Total residential real estate	150,360	151,496	154,057	177,033	86,961

Consumer:
Home equity loans	$282,777	$262,835	$252,080	$236,363	$229,946
Home equity lines of credit	103,216	105,933	113,133	120,080	56,603
Indirect consumer loans	67,786	66,344	63,644	62,471	57,931
Other consumer loans	66,148	68,483	74,668	71,695	32,703
Total consumer	519,927	503,595	503,525	490,609	377,183

Total loans	$2,344,677	$2,283,614	$2,234,497	$2,165,430	$1,284,688

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - JUNE 30, 2006

Reconciliation of GAAP to Non-GAAP Measures (1):
(in thousands, except per share data)	2006		2005
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Annual

Income statement data:
Net income (loss)
Net income (loss)	$10,504	$10,569	$10,961	$10,332	$(1,139)	$25,641
Amortization of core deposit and other intangible assets (2)	456	425	564	519	35	1,153
Merger, conversion and restructuring expenses (2)	---	---	---	161	5,172	5,333
Net operating (tangible) income	$10,960	$10,994	$11,525	$11,012	$4,068	$32,127

Earnings (loss) per share
Diluted earnings (loss) per common share	$0.44	$0.44	$0.45	$0.42	$(0.09)	$1.35
Amortization of core deposit and other intangible assets (2)	0.02	0.01	0.02	0.02	---	0.06
Merger, conversion and restructuring expenses (2)	---	---	---	---	0.40	0.28
Diluted operating (tangible) earnings per share	$0.46	$0.45	$0.47	$0.44	$0.31	$1.69

Balance sheet data:
Average assets
Average assets	$3,391,908	$3,383,211	$3,313,950	$3,316,460	$2,041,618	$2,668,605
Goodwill	(245,749)	(244,775)	(243,203)	(239,395)	(3,570)	(123,412)
Core deposit and other intangible assets	(13,254)	(13,914)	(14,594)	(15,252)	(1,418)	(8,236)
Average tangible assets	$3,132,905	$3,124,522	$3,056,153	$3,061,813	$2,036,630	$2,536,957

Operating return on average tangible assets	1.40%	1.43%	1.50%	1.43%	0.80%	1.27%

Average equity
Average equity	$470,695	$478,507	$475,514	$481,185	$153,894	$318,768
Goodwill	(245,749)	(244,775)	(243,203)	(239,395)	(3,570)	(123,412)
Core deposit and other intangible assets	(13,254)	(13,914)	(14,594)	(15,252)	(1,418)	(8,236)
Deferred taxes	1,836	1,734	1,742	1,677	---	862
Average tangible equity	$213,528	$221,552	$219,459	$228,215	$148,906	$187,982

Operating return on average tangible equity	20.59%	20.12%	20.83%	19.14%	10.96%	17.09%

At end of quarter:
Total assets
Total assets	$3,385,599	$3,421,562	$3,332,430	$3,291,232	$1,982,732	$3,332,430
Goodwill	(245,056)	(244,760)	(244,827)	(243,107)	(3,570)	(244,827)
Core deposit and other intangible assets	(13,550)	(13,599)	(14,253)	(14,951)	(1,394)	(14,253)
Total tangible assets	$3,126,993	$3,163,203	$3,073,350	$3,033,174	$1,977,768	$3,073,350

Total equity
Total equity	$465,760	$475,587	$476,673	$480,960	$153,582	$476,673
Goodwill	(245,056)	(244,760)	(244,827)	(243,107)	(3,570)	(244,827)
Core deposit and other intangible assets	(13,550)	(13,599)	(14,253)	(14,951)	(1,394)	(14,253)
Deferred taxes	1,800	1,854	1,734	1,746	---	1,734
Total tangible equity	$208,954	$219,082	$219,327	$224,648	$148,618	$219,327

Tangible book value at end of period	$8.91	$9.19	$9.12	$9.26	$11.43	$9.12
Tangible equity to assets	6.68%	6.93%	7.14%	7.41%	7.51%	7.14%

(1) Per share data reflect stock splits and stock dividends
(2) Net of related tax effect